                                    [GRAPHIC]

The Greater China Fund, Inc.
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TABLE OF CONTENTS

The Fund's Management                                      2
Letter to Shareholders                                     3
Report of the Investment Manager                           4
Portfolio of Investments                                  10
Statement of Assets and Liabilities                       15
Statement of Operations                                   16
Statement of Changes in Net Assets                        17
Notes to Financial Statements                             18
Financial Highlights                                      24
Report of Independent Accountants                         26
Dividend Reinvestment Plan                                27
Other Information                                         28


This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.
1285 Avenue of the Americas
New York, New York 10019

For information call (212) 713-2848

Additional information (including updated net asset value and market price) may be obtained through the Fund's dedicated toll-free number, 800-655-2599.

GCH
----
Listed
NYSE
----

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1

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The Greater China Fund, Inc.
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THE FUND'S MANAGEMENT

Directors

Richard B. Bradley, Chairman
Edward Y. Baker
John A. Bult
Richard Graham
John A. Hawkins
Don G. Hoff
Jonathan J.K.Taylor
Tak Lung Tsim

Officers
David G. P. Scholfield, President
Peter Cairns, Secretary
Henry Ho, Vice President
Julian F. Sluyters, Vice President
C. William Maher, Treasurer & Assistant Secretary

Investment Manager
Baring International Investment (Far East) Limited
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

Administrator
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

Custodian
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Shareholder Servicing Agent
PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

Legal Counsel
White & Case
1155 Avenue of the Americas
New York, New York 10036

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2

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LETTER TO SHAREHOLDERS
February 3, 1997

Dear Shareholder,

I am pleased to report that for the year ended December 31, 1996 your Fund has achieved much stronger results than in the previous two years. The net asset value per share increased by $4.97, from $14.52 at the beginning of 1996 to $19.49 at year-end. An ordinary income dividend was declared on December 20, 1996. This overall result reflects net asset value performance of 35.1% on a total return basis.

In my letter to Shareholders last year, I emphasized how important it was that the Chinese government should bring inflation under control. As you will read in the Investment Manager's Report, the Chinese authorities' success in achieving a sharp reduction in the rate of inflation has been the key contributor to the economic recovery which is now at an early stage.

This year will be especially interesting from an investment point of view. At midnight on June 30, sovereignty over Hong Kong will be transferred from the United Kingdom to China. From that moment onwards, Hong Kong will become a "special administrative region" within China. This status is designed to allow the territory to continue to operate a capitalist economy within a communist country. This unique position should give Hong Kong businesses, in many of which your Fund is invested, considerable advantage over foreign investors seeking to benefit from the development of China.

A further benefit to the Fund which is expected to accrue from the change of power, is the potential for its stock market to be re-rated as political uncertainty diminishes. For many years the Hong Kong market has been rated at a discount to other markets in the region, because of concerns over political stability in the period leading up to China's assumption of sovereignty and whether the capitalist nature of its economy will, in the event, be allowed to survive. These doubts are now receding, especially in regard to stability during the immediate run-up to the handover. As confidence improves for the future of the capitalist system post-June 30, so Hong Kong's valuation should be brought more into line with the ratings accorded to its neighboring Asian stock markets.

Although China's economy is recovering and its stock markets are buoyant, it is important to remember that there is still the possibility of a power struggle for the leadership. However, the likelihood of any serious political dislocation or social turbulence diminishes as each month passes. Nevertheless, this note of caution is necessary to put into perspective the highly optimistic views currently being expressed by some commentators.

Sincerely,


Richard B. Bradley
Chairman

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3

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The Greater China Fund, Inc.
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REPORT OF THE INVESTMENT MANAGER

Overview

This latest year has seen an abrupt change of sentiment towards investment in China. Investors' interest has been re-ignited after some unpleasant experiences in 1994 and 1995 both in terms of prices and earnings. The belief that the economy has achieved a soft landing, evidenced by a dramatic fall in inflation and two interest rate cuts in 1996, has fueled investors' optimism.

In China, the 'A' share markets, which are restricted exclusively to domestic investors, staged a dramatic bull run triggered by local liquidity. The Shanghai and Shenzhen 'A' share markets performed more strongly than the 'B' share markets, in which foreign investors may participate, and a wide disparity of valuation opened up between the two classes of shares. Local investors, taking advantage of this divergence, moved into the 'B' share markets in the fourth quarter. The Chinese government was concerned over this phenomenon and warned in a December article in the People's Daily newspaper that speculation had pushed stock prices to irrational and abnormal levels.

With optimism over the Chinese economy, those Hong Kong-listed companies whose major shareholders are Chinese government bodies or business entities (known as "Red Chips") have performed strongly. They have been favored by investors mainly because of the perceived advantage of their close relationship with the Chinese authorities which, combined with management expertise derived from being Hong Kong companies, has led to considerable success in business ventures with China. The Hong Kong stock market generally has also benefited from the Chinese economic recovery, demonstrating the increasingly close linkage between the two economies.

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4

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The much-improved investment conditions in the Greater China region is illustrated in the table below which shows returns in U.S. dollar terms over the last three years.

                                              1994      1995      1996

The Greater China Fund                      -39.3%     +3.4%    +35.1%
China -- MSCI                               -47.0%    -23.0%    +37.5%
Hong Kong -- All Ordinary Index             -35.2%    +21.7%    +36.9%

During the Fund's fiscal year ended December 31, 1996, the net asset value per share appreciated by US$4.97, from US$14.52 at the beginning of the year to US$19.49 at the year-end. On a dividend re-invested basis, this reflects performance of 35.1% over the fiscal year.


Performance of Net Asset Value Per Share



                                     [GRAPH]



Note: This information represents the historical performance of The Greater
      China Fund, Inc. and assumes the reinvestment of all dividends and distributions.
      Past performance is not predictive of future returns.
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5

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The Greater China Fund, Inc.
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REPORT OF THE INVESTMENT MANAGER
continued

Asset Allocation

Although there was little change to the overall allocation to Hong Kong over the year (up from 75.9% to 78.8%), the weightings within the Fund's portfolio of Hong Kong investments were considerably changed. Exposure to Red Chips was raised from 13% to 24% and to China-related infrastructure stocks from 1% to 10%. The additional weighting to Hong Kong (2.9%) was funded mainly by reducing holdings in Korea and Singapore.

Asset Allocation                 December 31, 1996   December 31, 1995

Hong Kong                                    78.8%               75.9%
China                                        17.4%               16.2%
Taiwan                                        2.1%                2.3%
Korea                                         0.7%                3.1%
Singapore                                     0.5%                2.9%
Net Cash                                      0.5%               (0.4%)


Note that holdings of 'H' and 'N' shares are included in China's allocation.

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6

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CHINA

Market Review
The Chinese markets were volatile in 1996. After a rally at the beginning of the year, on optimism that earnings would rebound from a low 1995 base and that credit policy would be eased, they generally moved sideways in the second and third quarters as corporate results continued to disappoint. However, there was marked disparity in performances of the various markets. The Shenzhen 'B' market performed outstandingly well, outperforming the Shanghai 'B' and the 'H' share markets by a wide margin. This was largely a result of the spillover from a dramatic bull run in the local 'A' share markets. Improved liquidity resulted in a flood of money into the local markets, widening the price discrepancy between the local 'A' and foreign 'B' shares. This encouraged local investors to acquire 'B' shares, although being officially prohibited from doing so and despite sporadic warnings from the authorities.

Prospects
The austerity program has been successful in cooling the economy and reducing inflation. As a result, gross domestic product ("GDP") grew only 9.7% in 1996, compared with 10.2% in 1995 and 11.8% in 1994. Inflation has dramatically improved. Whereas the nation-wide retail price index was 21.7% in 1994 and 14.6% in 1995, it was down to 6.1% in 1996. Hence, the government was able to engineer two cuts in interest rates during the year. However, credit policy remained cautious to prevent a repetition of the previous "boom and bust" cycle. Reportedly, credit allocation was selective and focused mainly on infrastructure, utilities and housing.

China's full-year trade performance appears from the raw statistics to have been weak. Imports in 1996 were up 5.1% against export growth of 1.5%, resulting in a contraction of the trade surplus from last year's US $16.7 billion to US $12.2 billion. These figures, however, mask an important change in 1996 when import tariffs were aggressively cut and the rebate of value added tax on exports was reduced. Analysis of the monthly figures reveals a more positive trend; exports recovered from a weak first half to a monthly average of 13% growth in the final quarter of the year.

The forthcoming 15th Party Congress, the transfer of sovereignty of Hong Kong from Britain to China and Jiang Zemin's need to further strengthen his power base, combine to argue for a slightly pro-growth policy in 1997 despite the cautious attitude toward credit policy. Balancing this is the need for further relaxation of price controls, the restructuring of state-owned enterprises and the need to contain the resultant bankruptcies and labor redundancies. Hence economic growth, while generally beneficial, should not be so strong that it acts to create social discontent at a time of political succession. Therefore, the outlook is for stable but accelerating economic growth in 1997, which should allow corporate earnings of Chinese companies to move upwards from the bottom of the cycle.

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7

The Greater China Fund, Inc.
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REPORT OF THE INVESTMENT MANAGER
continued

HONG KONG

Market Review
The Hong Kong stock market performed well during 1996. It was driven mainly by a stable interest rate environment, the turnaround of the domestic economy and the better outlook for the Chinese economy. The improvement in Sino-British relations and the resolution of a number of outstanding issues related to the handover also made a positive contribution.

Prospects
Hong Kong's economy has shown clear signs of recovery in recent months. GDP growth picked up from 3.3% in the first quarter of the year to 4.3% in the second quarter. The government is confident of the fulfilment of its 4.7% growth forecast for the full year of 1996, implying that there was further acceleration in the second half of the year. Indeed, retail sales demonstrated a significant turnaround in the third quarter on the back of strong sales of durable goods, indicating strengthening consumer confidence. Trade figures have also improved, with exports accelerating and the trade deficit narrowing. In the real estate market, prices of residential units recovered strongly and are challenging the last peak established in early 1994. Office space rent levels have also stabilized and capital values are actually rising, despite concern over the huge increase in supply due in 1998. The acceleration of economic growth should continue, based on increasing private consumption and trade, with the former being boosted by the positive-wealth effect created by rising real estate and stock prices, and the latter from the recovery of the Chinese economy.

Having rallied strongly in the past few months, the valuation of the Hong Kong stock market must be less compelling than twelve months ago. However, as the change-over of sovereignty approaches, there is the potential for a narrowing of the discount at which its market trades relative to others in the region, since the discount is mainly due to political uncertainty over the transition. With the pick-up in earnings growth and the potential for re-rating, the prospects for the Hong Kong market in 1997 appear to be good.
-------------------------------------------------------------------------------

OUTLOOK

Both China and Hong Kong are expected to continue to see modest recoveries in their respective economies in 1997 and 1998, while inflation should remain within comfortable zones, albeit slightly above the 1996 lows. This is a benign background for corporate earnings. Hong Kong companies have the potential to deliver strong earnings growth and Chinese companies should also see an increase from present levels. The Chinese stock markets will remain especially sensitive to liquidity conditions due to their small size relative to China's monetary base.

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8

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The Greater China Fund, Inc.
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However, the transmission of buoyant economic activity into increased corporate earnings is not straightforward in China. Many companies have yet to complete their transformation from being subject to central planning to being market-driven entities. Moreover, there is still a large inventory overhang in a number of industries. Also, the Chinese government will influence the process through its credit allocation policy. At present the policy is discriminatory against less-efficient enterprises, while showing favor towards utilities, infrastructure and housing-related industries. Finally, the group of Chinese issuers listed in Hong Kong ('H' shares) comprises numerous companies in cyclical industries, such as petrochemicals and building materials, which are being challenged by increasing new supply. Hence, it is inevitable that the profit recovery will be uneven and selective among companies and sectors. Investors will tend to favor the Red Chips over 'H' shares, not only on account of their greater transparency, but also because they have longer exposure to the market forces of Hong Kong and do not suffer from the influence of central-planning. Despite their high valuations, the Red Chips as a group have good prospects for translating the improving operating environment in China into enhanced profitability. However, henceforth the operational performance of the Red Chips in an improving business outlook will be more closely monitored and assessed individually to segregate the strong from the weak. In conclusion, the earnings outlook should support higher China stock prices in 1997, despite valuations having advanced so far since the beginning of last year. While Red Chips will remain the investors' favorite, 'B' shares should benefit from strong liquidity flows in China so long as the authorities do not take a more determined stance against local investors participating in the 'B' share markets. Overall, divergence in the performance of individual stocks is forecast to widen, making investors increasingly selective.

China has stated repeatedly its intention to achieve a smooth transition of power in Hong Kong. It has been supportive of Hong Kong's business sector and the appointments to the Executive and Provisional Legislative Councils are regarded as pro-business. However, interpretations of China's political intentions are less positive, particularly in regard to the intended repeal of a number of laws, including the Bill of Rights. Notwithstanding this unease over the political complexion in the future, for an investor in China the key consideration is the increasing number of Hong Kong companies rapidly expanding their businesses in China. For example, they have secured more deals in the priority sector of infrastructure in China than companies from any other country. After the handover, Hong Kong will be in a special situation of being a capitalist system within a communist country. As described above, this combination should give its businesses a significant advantage in accessing the opportunities arising from China's development into an even greater economic power.

BARING INTERNATIONAL INVESTMENT (FAR EAST) LIMITED
HONG KONG

February 3, 1997

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9
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The Greater China Fund, Inc.
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
December 31, 1996

 Shares      Description                                             Value
                                                                    (Note1)
 Equities and Equity Equivalents -- 98.9%

             CHINA -- 17.4%
             Building Materials -- 1.0%
 2,908,828   China Southern Glass Co. "B"                      $  1,805,207
 1,250,000   Shanghai Yaohua Pilkington Glass "B" *                 595,000
                                                               ------------
                                                                  2,400,207
                                                               ------------

             Consumption -- 0.2%
 2,580,00    Shanghai Narcissus Electric "B" *                      541,800
                                                               ------------

             Manufacturing -- 9.6%
 1,942,720   China International Marine Containers "B"            2,260,583
 2,000,000   Inner Mongolia Erdos Cashmere Products Co. "B"       1,260,000
 2,700,000   Maanshan Iron & Steel "H"                              579,482
11,530,000   Qingling Motor Cos. "H"                              6,372,842
 6,920,000   Shanghai Diesel Engine Co. Ltd. "B"                  3,280,080
 9,034,000   Shanghai Petrochemical Co. "H"                       2,744,832
12,540,000   Yizheng Chemical Fibre Co. Ltd. "H"                  3,031,844
11,124,000   Zhenhai Refining & Chemical Co. "H"                  4,063,003
                                                               ------------
                                                                 23,592,666
                                                               ------------

            Services -- 4.9%
 2,737,680  China Merchant Shekou Port Service Co. Ltd. "B"       1,822,878
 1,000,000  Chiwsan Wharf Holdings Ltd. "B"                         711,100
 3,000,000  Guangshen Railway Co. "H" *                           1,299,373
 6,723,080  Shanghai Dazhong Taxi Co. Ltd. "B"                    5,553,264
13,270,000  Shanghai Haixing Shipping "H"                         1,544,121
   228,155  Shanghai New Asia Group "B"                              99,476
 2,000,000  Tietsen Marine Shipping "B"                             944,000
                                                               ------------
                                                                 11,974,212
                                                               ------------

            Utilities -- 1.6%
   170,000  Huaneng Power International ADR "N" *                 3,825,000
                                                               ------------

            Miscellaneous -- 0.1%
   300,000  Gauangdong Prov Express Development Share Co.           290,904
                                                               ------------

            Total China                                          42,624,789
                                                               ------------

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10

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 The Greater China Fund, Inc.
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 Shares      Description                                             Value
                                                                    (Note1)
             HONG KONG -- 78.2%
             Banking -- 10.2%
   796,400   Bank of East Asia                                 $  3,542,073
   325,000   Dao Heng Bank                                        1,558,924
   360,000   Hang Seng Bank                                       4,375,202
   459,600   HSBC Holdings                                        9,834,353
 7,116,114   The Ka Wah Bank Ltd.                                 3,335,175
 1,860,000   Union Bank of Hong Kong                              2,344,689
                                                               ------------
                                                                 24,990,416
                                                               ------------

             Conglomerate -- 22.9%
  5,448,00   China Resources Enterprise                          12,256,151
 1,892,000   Citic Pacific Ltd.                                  10,983,360
11,934,000   Guangdong Investment Ltd.                           11,495,029
 7,100,000   Guangzhou Investment Co.                             3,396,470
 1,539,000   Hutchison Whampoa Ltd.                              12,087,950
   441,500   Swire Pacific (A)                                    4,224,061
   344,000   The Wharf Holdings Ltd.                              1,716,776
                                                               ------------
                                                                 56,159,797
                                                               ------------

             Construction -- 0.8%
  3,168,000  Hopewell Holdings                                    2,047,967
                                                               ------------

             Consumption -- 6.4%
  1,124,000  Giordano International Ltd.                            959,131
  3,570,000  Goldlion Holdings Ltd.                               2,930,959
  7,644,000  NG Fung Hong Ltd.                                    6,868,679
  2,660,000  Oriental Press Group                                 1,169,306
 14,046,000  Tingyi Holding Corp. *                               3,677,439
                                                               ------------
                                                                 15,605,514
                                                               ------------

             Manufacturing -- 1.6%
    810,000  Varitronix International                             1,466,158
  1,410,000  VTech Holdings Ltd.                                  2,533,971
                                                               ------------
                                                                  4,000,129
                                                               ------------

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11

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The Greater China Fund, Inc.
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PORTFOLIO OF INVESTMENTS
continued

 Shares      Description                                            Value
                                                                   (Note1)
             HONG KONG -- (continued)
             Real Estate Development -- 17.8%
 1,268,000   Cheung Kong Holdings                              $ 11,270,929
 2,696,000   China Overseas Land & Investment Ltd.                1,359,416
   971,000   Henderson China Holdings                             2,209,529
   300,000   Henderson Land Development                           3,025,406
 2,200,000   New World Development Co. Ltd.                      14,790,872
   900,000   Sun Hung Kai Properties Ltd.                        11,025,276
                                                               ------------
                                                                 43,681,428
                                                               ------------

             Real Estate Investment -- 1.0%
 1,680,000   Amoy Properties                                      2,421,876
                                                               ------------
             Services -- 1.4%
 1,904,000   Shangri La Asia                                      2,818,644
 2,000,000   Star Telecom International *                           646,454
                                                               ------------
                                                                  3,465,098
                                                               ------------

             Trading -- 1.1%
  2,032,200  Li & Fung Ltd.                                       1,799,802
    266,000  Shanghai Industrial Holdings *                         969,836
                                                               ------------
                                                                  2,769,638
                                                               ------------

             Utilities -- 0.7%
    900,000  Hong Kong & China Gas                                1,727,972
     90,000  Hong Kong & China Gas Warrants,
              expiring 9/30/97 *                                     50,036
                                                               ------------
                                                                  1,778,008
                                                               ------------

             Miscellaneous -- 14.3%
  3,749,000  Cheung Kong Infra Holdings *                         9,936,583
  6,210,000  China Merchant Hai Hong Holdings Co. Ltd.            2,729,847
 43,760,000  CNPC Hong Kong Ltd. *                                4,073,592
  3,360,000  Cosco Pacific Ltd.                                   3,909,755
  3,290,574  New World Infrastructure *                           9,614,968
  1,200,000  Television Broadcasting                              4,732,045
                                                               ------------
                                                                 34,996,790
                                                               ------------

             Total Hong Kong                                    191,916,661
                                                               ------------

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12

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 Shares      Description                                             Value
                                                                    (Note1)
             KOREA -- 0.7%
             Banking -- 0.0%
     2,740   Shinhan Bank                                      $     37,290

             Building Materials -- 0.4%
    43,091   Dong Ah Construction                                   917,915
     3,797   Dong Ah Construction (New)                              77,288
     2,290   Pohang Iron & Steel Co.                                 98,917
                                                               ------------
                                                                  1,094,120
                                                               ------------

             Manufacturing -- 0.3%
     8,981   Samsung Electronics                                    483,592
     2,706   Samsung Electronics (New)                              138,983
                                                               ------------
                                                                    622,575
                                                               ------------

             Total Korea                                          1,753,985
                                                               ------------

             SINGAPORE -- 0.5%
             Manufacturing -- 0.5%
   303,000   Elec & Eltek International Co. Ltd.                  1,151,400
                                                               ------------

             TAIWAN -- 2.1%
             Building Materials -- 0.0%
       917   China Steel GDS                                         18,397
                                                               ------------

             Miscellaneous -- 2.1%
       280   Taipei Fund IDR                                      2,520,000
    78,000   The Formosa Growth Fund                              1,170,000
    71,250   The Taiwan Fund, Inc.                                1,585,313
                                                               ------------
                                                                  5,275,313
                                                               ------------

             Total Taiwan                                         5,293,710
                                                               ------------

             Total Equities and Equity Equivalents
             (cost $161,921,254)                                242,740,545
                                                               ------------

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13
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             The Greater China Fund, Inc.
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             PORTFOLIO OF INVESTMENTS
             continued

 Principal   Description                                             Value
    Amount                                                          (Note 1)
     (000)
             Fixed Income -- 0.6%

             HONG KONG
             Real Estate Development
 US$ 1,000   Henderson Capital International Ltd.,
               5.00%, 3/28/1997                                $    865,000
 HK$ 5,250   Hong Kong Resort International Ltd.,
               6.00%, 6/26/2000                                     632,118
                                                               ------------
             Total Fixed Income
               (cost $1,443,068)                                  1,497,118
                                                               ------------

             Time Deposits -- 0.3%
   US$ 500   BK Tokyo-Mitsubishi GCT
               4.75%**                                              500,000
        80   Brown Brothers Harriman & Co.,
               Grand Cayman, 4.25%**                                 80,000
                                                               ------------

             Total Time Deposits
               (cost $580,000)                                      580,000
                                                               ------------

             Total Investments -- 99.8%
             (cost $163,944,322)                                244,817,663
             Other assets less liabilities -- 0.2%                  565,797
                                                               ------------

             Net Assets -- 100.0%                              $245,383,460
                                                               ------------
                                                               ------------


             *  Non-income producing security.
             ** Variable rate account -- rate resets on a monthly basis;
                amount available upon 48 hours' notice.
             ADR -- American Depositary Receipt.
             GDS -- Global Depositary Security.
             IDR -- International Depositary Receipt.

             See Notes to Financial Statements.

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14

     The Greater China Fund, Inc.
-------------------------------------------------------------------------------
     STATEMENT OF ASSETS AND LIABILITIES
     December 31, 1996

     Assets
     Investments, at value (cost $163,944,322)                 $244,817,663
     Cash (including Hong Kong dollars of $2,278,984
       with a cost of $2,278,164)                                 2,287,663
     Receivable for investments and foreign currency
       sold                                                       4,533,605
     Dividends and interest receivable                              275,551
     Deferred organizational expenses and other assets               87,722
                                                               ------------

       Total assets                                             252,002,204
                                                               ------------

     Liabilities
     Payable for investments and foreign currency
       purchased                                                  4,172,608
     Dividend payable                                             1,511,166
     Investment management fee payable                              243,731
     Administration fee payable                                      40,267
     Accrued expenses and other liabilities                         650,972
                                                               ------------
       Total liabilities                                          6,618,744
                                                               ------------
     Net Assets                                                $245,383,460
                                                               ------------
                                                               ------------

     Composition of Net Assets
     Common stock, $0.001 par value; 12,593,049 shares issued
       and outstanding (100,000,000 shares authorized)             $ 12,593
     Paid-in capital in excess of par                           170,419,027
     Dividends in excess of net investment income                  (861,478)
     Accumulated net realized loss on investments                (5,060,569)
     Net unrealized appreciation of investments and other
       assets and liabilities denominated in foreign currency    80,873,887
                                                               ------------

     Net Assets                                                $245,383,460
                                                               ------------
                                                               ------------

     Shares outstanding                                          12,593,049
                                                               ------------


     Net Asset Value Per Share                                       $19.49
                                                                     ------
                                                                     ------


See Notes to Financial Statements.
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15

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     The Greater China Fund, Inc.
-------------------------------------------------------------------------------

     STATEMENT OF OPERATIONS
     For the Year Ended December 31, 1996

     Investment Income
     Dividends (net of foreign withholding taxes of $17,695)    $ 4,468,524
     Interest                                                       494,744
                                                               ------------
        Total investment income                                   4,963,268
                                                               ------------


     Expenses
     Investment management fees                                   2,282,334
     Custodian and accounting fees                                  483,742
     Administration fees                                            380,173
     Directors' fees and expenses                                   242,859
     Legal fees and expenses                                        120,981
     Shareholder reports expense                                    117,586
     Insurance expense                                               39,786
     Audit fees and expenses                                         38,815
     Amortization of organizational expenses                         24,631
     New York Stock Exchange listing fee                             16,022
     Transfer agent's fees and expenses                              13,604
     Miscellaneous expenses                                          12,148
                                                               ------------
        Total expenses                                            3,772,681
                                                               ------------

     Net investment income                                        1,190,587
                                                               ------------


     Realized and Unrealized Gain (Loss) on Investments
       and Foreign Currency Transactions
     Net realized gain(loss) on:
       Investments                                                2,100,103
       Foreign currency transactions                                (48,276)
                                                               ------------
                                                                  2,051,827
                                                               ------------

     Net change in unrealized appreciation/depreciation of:
       Investments                                               69,206,250
       Other assets and liabilities denominated in
         foreign currency                                               474
                                                               ------------
                                                                 69,206,724
                                                               ------------

     Net realized and unrealized gain on investments
       and foreign currency transactions                         71,258,551
                                                               ------------

     Net Increase in Net Assets
       From Investment Operations                              $ 72,449,138
                                                               ------------
                                                               ------------


     See Notes to Financial Statements.
-------------------------------------------------------------------------------
16

The Greater China Fund, Inc.
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                 For the Year       For the Year
                                                        Ended              Ended
                                            December 31, 1996  December 31, 1995
                                            -----------------  -----------------

Income (Loss) from Investment
  Operations
Net investment income                           $  1,190,587       $  1,891,971
Net realized gain (loss) on investments
  and foreign currency transactions                2,051,827         (7,131,455)
Net change in unrealized appreciation/
  depreciation of investments and
  other assets and liabilities
  denominated in foreign currency                 69,206,724          9,903,011
                                                ------------       ------------

Total from investment operations                  72,449,138          4,663,527
                                                ------------       ------------
Dividends and Distributions
  to Shareholders
From net investment income                        (1,141,575)        (1,871,084)
In excess of net investment income                  (369,591)              (736)
From net realized gain on investments                     --            (65,351)
In excess of net realized gain
  on investments                                          --           (536,888)
                                                ------------       ------------
Total dividends and distributions
  to shareholders                                 (1,511,166)        (2,474,059)
                                                ------------       ------------
Fund Share Transactions
Proceeds from dividends reinvested                    84,972             62,701
Proceeds from the sale of shares in
  rights offering                                 35,640,952                 --
Offering costs charged to paid-in
  capital in excess of par                          (526,378)                --
                                                ------------       ------------

Total Fund share transactions                     35,199,546             62,701
                                                ------------       ------------

Net increase in net assets                       106,137,518          2,252,169

Net Assets
Beginning of period                              139,245,942        136,993,773
                                                ------------       ------------
End of period                                  $ 245,383,460      $ 139,245,942
                                                ------------       ------------
                                                ------------       ------------

See Notes to Financial Statements.
-------------------------------------------------------------------------------
17

The Greater China Fund, Inc.
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Note 1

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies which derive or are expected to derive a significant portion of their revenues from goods produced or sold, investments made or services performed in China. The Fund had no operations until July 7, 1992, when it sold 7,200 shares of common stock for $100,440 to Baring International Investment (Far East) Limited (the "Investment Manager"), an indirect wholly owned subsidiary of ING Group. Investment operations commenced on July 23, 1992. Organizational costs of $123,000 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS

All securities for which market quotations are readily available are valued at the last sales price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities which mature in 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determine that such values do not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

-------------------------------------------------------------------------------
18

The Greater China Fund, Inc.
-------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
  (i) the foreign currency market value of investments and other assets and liabilities stated in foreign currency at the closing rate of exchange on the valuation date; and
  (ii) purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The resulting foreign currency gains and losses are included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute to shareholders, at least annually, substantially all of its net investment income and net realized capital gains, if any. Such dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains, respectively, are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital in excess of par. Dividends in excess of net investment income during the year ended December 31, 1996 result from temporary differences relating to unrealized gains on investments in passive foreign investment companies.

On December 20, 1996, the Board of Directors declared an ordinary income dividend of $0.12 per share. The dividend was paid on January 17, 1997 to shareholders of record as of December 31, 1996.

-------------------------------------------------------------------------------
19

The Greater China Fund, Inc.
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
continued

TAX STATUS
    United States
The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a U.S. federal excise tax.

    China
Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Tax Bureau has determined that dividends paid on "B" shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to "H" shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of "B" shares and shares of a PRC company listed on a non-PRC securities exchange, including "H" shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 20% withholding tax.

In the future, were the July Ruling to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%.

    Hong Kong
Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. Additionally, there is no tax in Hong Kong on capital gains realized from the disposition of such securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 17.5% for corporations.

    Other Foreign Countries
The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

-------------------------------------------------------------------------------
20

The Greater China Fund, Inc.
-------------------------------------------------------------------------------

Note 2

INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has an investment management agreement ("Investment Management Agreement") with the Investment Manager. In accordance with the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee at the annual rate of 1.25% of the value of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly owned subsidiary of PaineWebber Inc. ("PaineWebber"), has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee at the annual rate of 0.22% of the value of the Fund's average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

-------------------------------------------------------------------------------

Note 3

TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 1996 the Fund paid $1,575 in brokerage commissions to ING Barings Securities Limited, an affiliate of the Investment Manager.

The Investment Manager, out of its own assets, pays PaineWebber a fee in an amount equal to 0.10% of the value of the Fund's average weekly net assets in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities). For the year ended December 31, 1996, $182,587 was paid or accrued by the Investment Manager to PaineWebber for such services.

-------------------------------------------------------------------------------

Note 4

PORTFOLIO SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1996 was $166,598,493. Accordingly, net unrealized appreciation of $78,219,170 was composed of gross appreciation of $81,246,874 for those securities having an excess of value over cost, and gross depreciation of $3,027,704 for those securities having an excess of cost over value.

-------------------------------------------------------------------------------
21

The Greater China Fund, Inc.
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
CONTINUED

For the year ended December 31, 1996, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $98,924,942 and $65,844,467, respectively.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses occurring after October 31, 1996 in the amount of $8,857. Such losses are treated for tax purposes as arising on January 1, 1997.

At December 31, 1996, the Fund had a capital loss carryforward of $4,829,037 available as a reduction, to the extent provided in the regulations, of any future net realized capital gains realized before the end of fiscal year 2003. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

-------------------------------------------------------------------------------

Note 5

CAPITAL STOCK

Of the 12,593,049 shares outstanding at December 31, 1996, the Investment Manager owned 7,566 shares.

Transactions in shares of common stock were as follows:

                                               For the Year        For the Year
                                                      Ended               Ended
                                          December 31, 1996   December 31, 1995
                                           ----------------   -----------------

Shares outstanding, beginning of period           9,589,377           9,584,377
                                           ----------------   -----------------

Shares issued resulting from
  dividend reinvestment                               5,327               5,000
Shares issued in connection with
    rights offering                               2,998,345                  --
                                           ----------------   -----------------
Net increase in shares outstanding                3,003,672               5,000
                                           ----------------   -----------------
Shares outstanding, end of period                12,593,049           9,589,377
                                           ----------------   -----------------
                                           ----------------   -----------------

-------------------------------------------------------------------------------
22

The Greater China Fund, Inc.
-------------------------------------------------------------------------------

Note 6

CONCENTRATION OF RISK

The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

-------------------------------------------------------------------------------

Note 7

RIGHTS OFFERING

During the year ended December 31, 1996, the Fund issued 2,998,345 shares in connection with a rights offering of the Fund's shares. Shareholders of record on April 15, 1996 were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every four rights held at a subscription price of $12.35 per share. Offering costs of $526,378 were charged to paid-in capital in excess of par, including $100,000 paid to PaineWebber, as partial reimbursement for its expenses as dealer manager. Dealer manager and soliciting fees of $1,388,609 were netted against the proceeds of the subscription. PaineWebber informed the Fund that it received approximately $585,000 and $112,500 in dealer manager and soliciting fees, respectively, in connection with its participation in the rights offering.


-------------------------------------------------------------------------------
23

The Greater China Fund, Inc.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                                                    For the Period
                                                                                                     July 23, 1992+
                                             For the Year Ended         For the Year Ended                 through
                                                   December 31,             December 31,               December 31,
                                                   ------------    --------------------------------    ------------
                                                           1996        1995        1994        1993           1992
                                                       --------    --------    --------    --------       --------
 Net asset value, beginning of period                    $14.52      $14.29      $23.79      $13.40         $13.95++
                                                       --------    --------    --------    --------       --------
 Income (Loss) From Investment Operations
 Net investment income (loss)                              0.10*       0.20        0.12*       0.02          (0.00)
 Net realized and unrealized gain (loss) on
  investment and foreign currency transactions             5.93*       0.29       (8.92)*     11.00          (0.38)
                                                       --------    --------    --------    --------       --------
     Total from investment operations                      6.03        0.49       (8.80)      11.02          (0.38)
                                                       --------    --------    --------    --------       --------

 Dividends and Distributions to Shareholders
 From net investment income                               (0.09)      (0.20)      (0.09)      (0.01)            --
 In excess of net investment income                       (0.03)         --          --          --             --
 From net realized gain on investments                       --       (0.01)      (0.06)      (0.62)            --
 In excess of net realized gain on investments               --       (0.05)         --          --             --
                                                       --------    --------    --------    --------       --------

     Total dividends and distributions to shareholders    (0.12)      (0.26)      (0.15)      (0.63)            --
                                                       --------    --------    --------    --------       --------

 Fund Share Transactions
 Dilutive effect of rights offering                       (0.89)         --       (0.46)         --             --
 Offering costs charged to paid-in capital
    in excess of par                                      (0.05)         --       (0.09)         --          (0.17)
                                                       --------    --------    --------    --------       --------
       Total Fund share transactions                      (0.94)         --       (0.55)         --          (0.17)
                                                       --------    --------    --------    --------       --------

 Net asset value, end of period                          $19.49      $14.52      $14.29      $23.79         $13.40
                                                       --------    --------    --------    --------       --------
                                                       --------    --------    --------    --------       --------

 Market value, end of period                             $15.63      $14.13      $12.13      $26.75         $12.38
                                                       --------    --------    --------    --------       --------
                                                       --------    --------    --------    --------       --------

 Total Investment Return(1)(2)                            15.53%      18.48%     (52.01)%    122.01%        (11.29)%
                                                       --------    --------    --------    --------       --------
                                                       --------    --------    --------    --------       --------

 Ratios/Supplemental Data
 Net assets, end of period (000 omitted)               $245,383    $139,246    $136,994    $160,783        $90,543
 Ratio of expenses to average net assets                  2.07%       2.36%       2.08%       2.22%          2.43%**
 Ratio of net investment income (loss)
   to average net assets                                  0.65%       1.39%       0.63%       0.11%         (0.04)%**
 Portfolio turnover                                         37%         32%         22%         31%              1%
 Average commission rate paid per share of common
   stock investments purchased/sold(3)                  $0.0015         --           --          --             --


+   Commencement of investment operations.
++ Initial public offering price of $15.00 per share net of underwriting discount of $1.05 per share.
*   Based on average shares outstanding.
**  Annualized
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period, and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
(2) Total investment return for a period of less than one year is not annualized.
(3) Disclosure effective for fiscal years beginning on or after September 1, 1995.

-------------------------------------------------------------------------------
24

The Greater China Fund, Inc.
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Greater China Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Greater China Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period July 23, 1992 (commencement of investment operations) through December 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 5, 1997


-------------------------------------------------------------------------------
25

The Greater China Fund, Inc.
-------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PNC Bank, National Association (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by PNC Bank, National Association, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

-------------------------------------------------------------------------------
26

The Greater China Fund, Inc.
-------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN
continued

There is no charge to participants for reinvesting dividends or capital gain distributions. The Plan Agent's fee for handling the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, Delaware 19809.


OTHER INFORMATION
Effective August 1996, Henry Ho assumed responsibility as day-to-day portfolio manager of the Fund. Mr. Ho is currently Director of the Institutional Group for Barings Asset Management Asia Ltd., responsible for asset allocation in Asia, specifically Hong Kong, China and Taiwan. Previously, he was an Assistant Director at Schroders Asia Ltd., responsible for investments in Thailand, Philippines and Taiwan from 1991-1994. From 1985-1991, Mr. Ho served as Associate Director at James Capel Far East Ltd., responsible for global portfolios with specialization in Asian markets.

Since December 31, 1995, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) changes to the Fund's charter or by-laws, and (iii) material changes in the principal risk factors associated with investment in the Fund.


-------------------------------------------------------------------------------
27

                                   [GRAPHIC]